PROSPECTUS

July 9, 2012

EAS Alternatives Fund

Class	A	Ticker:	EASAX
Class	C	Ticker:	EASYX
Class	I	Ticker:	EASIX

EAS Trademark Capital Global Fund

Class	A	Ticker:	EGCAX
Class	C	Ticker:	EGCEX
Class	I	Ticker:	EGCSX

1-877-EAS-0757

(1-877-327-0757)

www.EASFunds.com

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: EAS Alternatives Fund	1
FUND SUMMARY: EAS Trademark Capital Global Fund	7
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	10
TEMPORARY INVESTMENTS	16
PORTFOLIO HOLDINGS DISCLOSURE	17
MANAGEMENT	17
HOW SHARES ARE PRICED	19
HOW TO PURCHASE SHARES	20
HOW TO REDEEM SHARES	22
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	25
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	26
DISTRIBUTION OF SHARES	26
FINANCIAL HIGHLIGHTS	28
Privacy Notice	29

FUND SUMMARY – EAS Alternatives Fund

Investment Objective: The Fund’s investment objective is preservation and growth of capital.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 21 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	CLASS A	CLASS C	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee on Shares Held Less Than 30 Days (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.52%	0.57%	0.49%
Acquired Fund Fees and Expenses (1)	0.73%	0.73%	0.73%
Total Annual Fund Operating Expenses	2.50%	3.30%	2.22%

1.

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$789	$1,286	$1,807	$3,230
Class C	$333	$1,015	$1,722	$3,595
Class I	$225	$694	$1,190	$2,554

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 384% of the average value of its portfolio.

Principal Investment Strategies:  The Adviser’s investment philosophy centers on the preservation and growth of capital through both good and bad markets.  The Adviser believes that for most shareholders, investment success is about protecting capital and growing it over time, not about beating a market index.   Thus, the Adviser follows an absolute return approach in managing the Fund, as defined below.  In executing its strategy, the Adviser attempts to generate consistent, positive returns regardless of market conditions by allocating the Fund’s investments among multiple alternative investment styles.  Alternative investment styles generally exhibit low volatility and relatively low long-term market correlation.

"Low correlation" refers to the extent to which the performance of an investment moves in synch with the broader equity and bond markets.  The goal of the Adviser in managing the Fund's assets is to construct a portfolio of assets that exhibit low correlation with the stock market.  A correlation measure of 1 demonstrates perfect positive correlation; a correlation measure of 0 demonstrates no correlation and a correlation measure of -1 demonstrates a perfect negative correlation.

Many mutual funds are managed according to a "relative return" approach (i.e., – they aim to perform better than their mutual fund category, their mutual fund peers or the general market as a whole).  By contrast, "absolute return" refers to the strategy of seeking positive investment performance regardless of overall or broader market performance.  Absolute return strategies, which the Adviser believes will be less volatile, differ from relative return because they are concerned with the return of a particular investment and do not compare it to any other measure or benchmark.

The Fund pursues its absolute return objective by tactically allocating its capital among multiple potential alternative investment classes, using liquid instruments.  The Fund may, generally, pursue investments among the following alternative investment classes or strategies:  Arbitrage; Commodities; Convertibles; Currencies; Emerging Market Bonds; High Yield; Long-Short Equity; Managed Futures; Master Limited Partnerships ("MLPs"); Global Macro; and Real Estate (primarily through real estate investment trusts (“REITs”).

A general overview of the Fund’s investment classes is illustrated below:

The Fund invests primarily in mutual funds and ETFs ("Underlying Funds") across these alternative investment classes.  An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Adviser will adjust the asset allocation among each alternative investment class based on its assessment of market conditions and investment opportunities.

To assist in assessing the attractiveness of each of the alternative asset classes, the Adviser utilizes a proprietary quantitative model delivered by Investment Guidance Solutions, an outside service provider, that analyzes various technical characteristics of each class and provides a ranking of each one’s investment favorability.  Specifically, the quantitative model examines certain data that helps forecast which investment styles are likely to underperform or outperform cash.  By avoiding classes that are demonstrating weakness and increasing the Fund's allocation to classes indicating strength, the Adviser attempts to avoid risk, limit losses and participate in up markets.  The Adviser may allocate to cash or cash equivalents during periods of market duress. The Adviser does not employ market timing, but rather a disciplined, repeatable process with a focus on low volatility, downside protection and portfolio consistency.  The Adviser believes the application of the quantitative model is a valuable tactical tool and an additional input in the Fund’s macro strategic allocation process, and one that further strengthens the Adviser’s execution toward its goal of generating positive absolute returns over time.

The Fund is designed to exhibit low volatility and low correlation to the broad markets and to provide an effective absolute return alternative to long-only equity strategies and traditional fixed-income strategies. "Broad markets " refer generally to the commonly recognized securities exchanges and the indices that track the performance of those exchanges.  Indices commonly used to track these markets include the Standard & Poor’s 500 Index and the Barclays Capital Aggregate Bond Index, respectively.  As the Fund pursues a multi-strategy approach and utilizes a blend of alternative investment styles, the HFRI Fund-of-Funds Conservative Index is the most relevant index to which the Fund should be benchmarked.

The Fund invests primarily in other investment companies, including alternative (a.k.a. "hedged") mutual funds and ETFs. "Hedged mutual funds" are those mutual funds that employ a non-traditional investment style sometimes found in the hedge fund investment world.  For example, they may use a limited amount of leverage, sell securities short, use derivatives and hold cash positions as they deem appropriate to adjust to market cycles.  Given the broader investment flexibility, hedged mutual funds can adjust their net long or short equity exposure much more liberally than traditional “long-only” mutual funds.

Hedged mutual funds may pursue a variety of specific investment styles or "hedge fund-like strategies" that fall under the aforementioned alternative investment classes.

By combining multiple alternative asset classes in the Fund, the Adviser pursues a diversified investment program designed with the goal of delivering low market volatility, low market beta and relatively low market correlation.  The Fund aims to isolate and extract the key benefits that may be found, but not necessarily exclusively, in hedge fund investing (absolute return, low volatility, low – modest beta, relatively low market correlation, investment flexibility, hedging capability, etc.) by selectively using mutual funds, including ETFs, and incorporating them into a mutual fund investment vehicle.  This structure serves to eliminate the common challenges associated with hedge fund investing, such as lock-up periods, illiquidity, lack of transparency, high costs, high initial investment requirements, excessive leverage, limited regulation, incentive fees and relative tax inefficiency. The uniqueness of the Adviser's investment approach is to produce the benefits that investors may often associate with hedge funds but to do so without actually using hedge funds.

Investment Process: In its portfolio construction process, the Adviser utilizes a top-down/bottom-up approach which begins with a strategic evaluation and allocation among selected alternative investment classes.  The Adviser then conducts bottom-up analysis to determine the optimal mutual fund or ETF for each class.

To execute its strategy, the Adviser incorporates a quantitative (technical) model to help form the Fund’s macro-level allocations among the potential universe of alternative investment classes.  The Adviser then employs a qualitative, fundamentally-driven manager evaluation and selection process.

The Fund tactically allocates across 11 potential alternative asset classes using an innovative rules-based strategy that seeks to successfully navigate through changing markets by pursuing areas of demonstrated technical strength and avoiding areas that are signaling weakness. In times of market stress, the Fund has the flexibility to use high cash positions as a defensive stance.

The Fund employs this singular combination of quantitative-driven macro-level allocation with fundamental, bottom-up investment selection, as illustrated below:

By employing a combined quantitative and qualitative process , the Adviser applies a tactical, integrated approach in the investment process for the Fund.  This covers all stages of portfolio construction, including forming strategic allocation, identifying new potential investments within the allocation parameters and determining whether such investments meet the Adviser’s standards and requirements set forth in its selection process.

The desired result is a disciplined, repeatable investment process that aims for effective market navigation, portfolio consistency and return stability, as illustrated at the top of the next page.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program. Although the Fund will strive to meet its investment objective, there is no assurance that it will.

The following risks may apply to the Fund's direct investment in securities as well the Fund's indirect risks through investing in Underlying Funds.

•

Commodity Risk:  Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

Credit Risk:  Issuers of fixed-income securities may default on interest and principal payments due to Underlying Funds. Generally, securities with lower debt ratings have speculative characteristics and carry greater risk that the issuer may default on its obligation.  Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

•

Derivatives Risk:  Managed futures strategies involve leverage risk and tracking risk.

•

Distressed Securities Risk:  The Fund may face legal delays and competing claims by creditors when negotiating with distressed issuers.  There may be lengthy delays between the time an investment is made and when the value of the investment is realized.

•

Emerging Markets Risk:  Countries with emerging markets have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

Foreign Risk:  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.

•

Interest Rate Risk:  In general, the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes.

•

Lower-Rated Securities:  The Fund invests in securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds that generally have more credit risk than higher-rated securities.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment model.  The Adviser’s assessment of the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

•

Market Risk:  The net asset value ("NAV") of the Fund will fluctuate based on changes in the value of the securities in which that Fund invests.  The price of equity and fixed income securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs, and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

•

Real Estate Risk:  REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

•

Smaller Capitalization Securities Risk:  Investments in smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

•

Underlying Funds Risk:  ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. ETFs and mutual funds also are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund that invests in ETFs will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.

Performance Information:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.  The performance table compares the performance of the Fund’s Class A, Class C and Class I shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-EAS-0757.

Performance Bar Chart For Class I Shares

Calendar Years Ended December 31

Best Quarter:	6/30/09	5.72%
Worst Quarter:	9/30/11	(9.12)%

The total return for Class I shares from January 1, 2012 to June 30, 2012 was 1.23%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2011)

	One Year	Since Inception of the Fund (8-14-08)
Class I Return before taxes	(7.51)%	(1.78)%
Class I Return after taxes on distributions	(9.06)%	(2.38)%
Class I Return after taxes on distributions and sale of Fund shares	(2.93)%	(1.54)%
Class A Return before taxes	(12.85)%	(3.62)%
Class C Return before taxes	(8.36)%	(2.60)%
HFRI Fund-of-Funds Conservative Index	(3.55)%	(2.46)%*
S&P 500® Index	2.11%	1.43%

*8/1/08 used in calculation. The index only prices monthly which is the reason for using the start of the month for this calculation

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").  Class A returns before taxes include maximum possible sale load.  After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.  The Fund’s broad based securities market index (benchmark) has been changed to the HFRI Fund-of-Funds Conservative Index from the S&P 500 Index to better reflect the securities and strategies used by the Fund’s Adviser.

The HFRI Fund-of-Funds Conservative Index is an equally weighted net-of-fees performance composite maintained by Hedge Fund Research, Inc.  Fund of funds invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. Fund of funds classified as “conservative" exhibit one or more of the following characteristics: seeks consistent returns by primarily investing in funds that generally engage in more "conservative" strategies such as equity market neutral, fixed income arbitrage, and convertible arbitrage and exhibits a lower historical annual standard deviation than the HFRI Fund of Funds Composite Index.  An investor cannot invest directly in an index.

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends and interest. Unlike the Fund’s returns, however, index returns do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Emerald Asset Advisors, LLC is the Fund’s Investment Adviser.

Investment Adviser Portfolio Managers:  Each of the following persons has served the Fund as a Portfolio Manager since it commenced operations in 2008, except for Mr. Silva who joined the Fund in 2010;

G. Todd Silva, Sr. Portfolio Manager

Keith D. Stoloff, Sr. Portfolio Manager

Allan M. Budelman, Portfolio Manager

Matthew J. MacEachern, Portfolio Manager

Purchase and Sale of Fund Shares:  The minimum initial investment in the Class A and Class C Shares is $2,500 for regular accounts and the minimum subsequent investment is $500. The minimum initial investment for all Class I account types is $500,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, website, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY – EAS Trademark Capital Global Fund

Investment Objective:  The Fund's investment objective is long-term growth of capital.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 21 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.97%	1.62%	0.79%
Acquired Fund Fees and Expenses (1)	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	2.88%	4.28%	2.45%
Fee Waiver and Reimbursement (2)	(0.27)%	(0.92)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.61%	3.36%	2.36%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31 , 2013, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.95%, 2.70% and 1.70% for Class A, Class C and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$800	$1,369	$1,962	$3,560
Class C	$339	$1,215	$2,104	$4,383
Class I	$239	$755	$1,297	$2,779

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 350% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Investment Adviser , Emerald Asset Advisors, LLC, delegates execution of the Fund's investment strategy to Trademark Capital Management, Inc. (the "Sub-Adviser").  The Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in equity securities and exchange-traded funds ("ETFs" or “Underlying Funds ”) across the globe.  ETFs may employ an inverse structure.  Inverse securities are designed to produce returns opposite to the securities index to which they are linked.  In addition the Fund may invest in derivative securities (options and futures) for hedging purposes in an effort to manage volatility and risk.

The Fund will invest without restriction as to capitalization, sector, country or currency.  Under normal market conditions, the Fund invests at least 40% of its assets in non-U.S. companies in at least three foreign countries, through both equity securities and ETFs.  The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S.

In allocating the Fund’s assets, the Sub-Adviser uses a proprietary, quantitative driven asset allocation model to determine global

 “market risk” based on a combination of factors selected by the Sub-Adviser.   Examples of quantitative measures examined by the Sub-Adviser include:

•

Market breadth

•

Long-term and intermediate-term price measures

•

Relative strength among assets classes

Based on its allocation model, the Sub-Adviser seeks to evaluate the risk levels for different markets.  For example, the Sub-Adviser will use the model to make a quantitative determination of the probability that different markets will have increased volatility.  The Sub-Adviser then seeks to participate in markets with appropriate risk scores, and seeks to avoid or divest investments in markets with high risk scores.  The Sub-Adviser may use futures and options to hedge securities positions when it believes market conditions are unfavorable.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear indirectly through investments in Underlying Funds as well as directly through investments in other securities.

•

Derivatives Risk: Investments in futures and options are considered "derivative" investments.   Because of their inherent leverage, a small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that the hedging technique will fail if changes in the value of a derivative held by the Fund does not correlate with the Fund’s portfolio securities being hedged.

•

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Management Risk:  The Adviser's dependence on its strategies and reliance on the Sub-Adviser about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall securities market risks will affect the value of individual instruments in which the Fund invests.  Factors such as global economic growth and market conditions, interest rate levels, and political events affect the US and international securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Underlying Funds Risk:   ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest entirely in stocks and bonds.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.  Underlying Funds are subject to specific risks, depending on the nature of the fund. •

Inverse Correlation Risk:  ETFs that are inverse funds typically lose value as the index or security tracked by such fund's benchmark increases in value; a result that is the opposite from traditional mutual funds.  Successful use of inverse funds requires correctly predicting short term market movements.  If the Fund invests in an inverse fund and markets rise, the Fund could lose money.

Performance Information:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.  The performance table compares the performance of the Fund’s Class A, Class C and Class I shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-EAS-0757.

Performance Bar Chart For Class I Shares

Calendar Year Ended December 31

Best Quarter:	12/31/11	2.59%
Worst Quarter:	9/30/11	(12.79)%

The total return for Class I shares from January 1, 2012 to June 30 , 2012 was (4.63) %

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2011)

	One Year	Since Inception of the Fund (8-31-10)
Class I Return before taxes	(10.03)%	(3.41)%
Class I Return after taxes on distributions	(10.03)%	(3.50)%
Class I Return after taxes on distributions and sale of Fund shares	(6.52)%	(2.94)%
Class A Return before taxes	(15.18)%	(7.52)%
Class C Return before taxes	(10.65)%	(3.91)%
MSCI World Index	(5.54)%	9.24%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").  Class A returns before taxes include maximum possible sale load.  After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.

The MSCI World Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Index returns assume reinvestment of dividends and interest. Unlike the Fund’s returns, however, index returns do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Emerald Asset Advisors, LLC is the Fund's Investment Adviser.

Sub-Adviser:  Trademark Capital Management, Inc.

Sub-Adviser Portfolio Managers:  Each of the following persons has served the Fund as a Portfolio Manager since July 2012.

Joseph Ezernack , MBA , Chief Investment Officer and Managing Principal

Donald Beasley, Managing Director and Principal

Steve Athanassie, CFP®, AIFA®, Chief Market Analyst and Managing Principal

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website.  The minimum initial and subsequent investment in Class A and Class C shares is $2,500 and $500.  The minimum initial investment in Class I shares is $500,000.  Subsequent investment in Class I shares may be made in any amount.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

Fund	Investment Objectives
EAS Alternatives Fund	The Fund's investment objective is preservation and growth of capital.
EAS Trademark Capital Global Fund	The Fund's investment objective is long-term growth of capital.

Each Fund's investment objective(s) is/are a non-fundamental policy and may be changed by the Funds' Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

EAS Alternatives Fund

Principal Investment Strategies:  The Adviser’s investment philosophy centers on the preservation and growth of capital through both good and bad markets.  The Adviser believes that for most shareholders, investment success is about protecting capital and growing it over time, not about beating a market index. Thus, the Adviser follows an absolute return approach in managing the Fund, as defined below.  In executing its strategy , the Adviser attempts to generate consistent, positive returns regardless of market conditions by allocating the Fund’s investments among multiple alternative investment styles.   Alternative investment styles generally exhibit low volatility and relatively low long-term market correlation ..

"Low correlation" refers to the extent to which the performance of an investment moves in synch with the broader equity and bond markets.  The goal of the Adviser in managing the Fund's assets is to construct a portfolio of assets that exhibit low correlation with the stock market.  A correlation measure of 1 demonstrates perfect positive correlation; a correlation measure of 0 demonstrates no correlation and a correlation measure of -1 demonstrates a perfect negative correlation.

Many mutual funds are managed according to a "relative return" approach (i.e., – they aim to perform better than their mutual fund category, their mutual fund peers or the general market as a whole).  By contrast, "absolute return" refers to the strategy of seeking positive investment performance regardless of overall or broader market performance.  Absolute return strategies, which the Adviser believes will be less volatile, differ from relative return because they are concerned with the return of a particular investment and do not compare it to any other measure or benchmark.

It is important to note that along with changing the Fund’s name, the strategy of the EAS Alternatives Fund has been changed, effective July 9, 2012 and its investment mandate has been altered.  Specifically, the EAS Alternatives Fund, formerly known as the “EAS Genesis Fund,” from August 14, 2008 – July 9, 2012, focuses on liquid alternative investment strategies.  Under its prior investment approach, the Fund had a broader mandate and included investments in Alternatives, US equities and Global equities.  In addition, while the Adviser to the Fund has not changed, the Lead Portfolio Manager on the Adviser’s investment committee is no longer involved in the management of the Fund.  The historical performance information illustrated in the summary portion of this Prospectus reflects that of the Fund’s former strategy, led by the Fund’s former Chief Investment Officer who was also Lead Portfolio Manager.  The Fund is being managed according to its revised strategy and investment mandate, which is similar in scope to the Adviser’s long-standing flagship separately managed account strategy.  This separately managed account strategy was established in November 2002 and represents a multi-strategy alternative investment portfolio that invests across the same alternative investment classes as the EAS Alternatives Fund.

The Fund’s investments will be allocated among multiple alternative investment classes using liquid instruments.  The Fund may, generally, pursue investments among the following alternative investment classes or strategies:  Arbitrage; Commodities; Convertibles; Currencies; Emerging Markets Bonds; High Yield; Long-Short Equity; Managed Futures; Master Limited Partnerships ("MLPs"); Global Macro; and Real Estate (primarily through real estate investment trusts (“REITs”).  The Fund invests primarily in mutual funds and ETFs ("Underlying Funds") across these alternative investment styles.  An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Adviser will adjust the asset allocation among each alternative investment class based on its assessment of market conditions and investment opportunities.

Additional Information About the Alternatives Asset Class

Through the Adviser's implementation of the alternatives asset class, the Fund invests in Underlying Funds which employ an array of hedge fund-like strategies.  These include Arbitrage (e.g. - Merger Arbitrage and/or Convertible Arbitrage); Convertibles; Commodities; Currencies; Emerging Markets Bonds; Global Macro; High Yield; Long-Short Equity; Managed Futures; MLP’s and Real Estate.  Definitions for these investment styles are as follows:

Arbitrage - Funds that pursue an arbitrage strategy simultaneously purchase and sell an asset in order to profit from a difference in the price. It is a trade that profits by exploiting price differences of identical or similar financial instruments, on different markets or in different forms. Arbitrage exists as a result of market inefficiencies; it provides a mechanism to ensure prices do not deviate substantially from fair value for long periods of time.

The two most common types of Arbitrage strategies include Merger Arbitrage and Convertible Arbitrage.  Merger Arbitrage is a specific strategy in which the stocks of two merging companies are simultaneously bought and sold to create a riskless profit. A merger arbitrageur looks at the risk that the merger deal will not close on time, or at all. Because of this slight uncertainty, the target company's stock will typically sell at a discount to the price that the combined company will have when the merger is closed. This discrepancy is the arbitrageur's profit. Convertible Arbitrage is an investing strategy that involves the long position on a convertible security and a short position in its converting common stock. This strategy attempts to exploit profits when there is a pricing error made in the conversion factor of the convertible security.

Commodities - Funds that use derivatives or stocks to gain exposure to the performance of a basket of commodities such as energy, metals and grains.

Convertibles - Funds that invest in bonds and preferred stock issues that are convertible into the stock of the same issuer if the stock reaches certain price level.  The convertible therefore has stock and bond features. It is expected to increase in price as the issuer's stock rises, while the bond structure of the convertible may limit its losses when the stock's price falls

Currencies - Funds that invest in US and foreign currencies through the use of short term money market instruments; derivative instruments, including and not limited to, forward currency contracts, index swaps and options; and cash deposits.

Emerging Market Bonds - Funds that invests the majority of their assets in the debt markets of a single developing country or a group of developing countries.  For the most part, these countries are in Eastern Europe, Africa, the Middle East, Latin America, the Far East and Asia.

Global Macro - Funds that may carry long and short positions in any of the world's major capital or derivative markets. These positions reflect the fund manager’s views on overall market direction as influenced by major economic trends and/or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments.

High Yield Bonds - Often called junk bonds, this strategy refers to investing in low-graded fixed-income securities of companies that show significant upside potential. Managers generally buy and hold high yield debt.

Long/Short Equity – Funds that employ this directional strategy pursue equity investing on both the long and short sides of the market. The objective is not to be market neutral. Managers of these types of funds have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position.

Managed Futures - Managed futures funds include, but are not limited to, commodity pools and commodity funds.  These accounts can take both long and short positions in futures contracts and options on futures contracts in the global commodity, interest rate, equity, and currency markets.  Most mutual funds employing a managed futures strategy seek to profit through directional trading strategies involving futures contracts on particular commodities or financial instruments.  Within the commodities asset class, these funds take long or short positions in metals such as gold and silver, agricultural products such as soybeans, corn, and wheat, and “soft” commodities such as cotton, cocoa, coffee, and sugar. Within financials, managed futures funds take long or short positions in equity, foreign currency, and U.S government bond futures.

Master Limited Partnerships (“MLP’s”) - An MLP is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.  MLP’s are limited by United States Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation.  To qualify for MLP status, a partnership must generate at least 90 percent of its income from what the IRS deems "qualifying" sources. For many MLPs, these include all manner of activities related to the production, processing or transportation of oil, natural gas and coal.

Real Estate (REITs) - Funds that invest in publicly-traded Real Estate Investment Trusts, which are real estate companies that trade on the stock exchanges.

EAS Trademark Capital Global Fund

Principal Investment Strategies: The Fund's Investment Adviser, Emerald Asset Advisors, LLC, delegates execution of the Fund's investment strategy to Trademark Capital Management, Inc. (the "Sub-Adviser").  The Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in equity securities and exchange-traded funds ("ETFs" or “Underlying Funds ”) across the globe.  ETFs may employ an inverse structure.  Inverse securities are designed to produce returns opposite to the securities index to which they are linked.  In addition the Fund may invest in derivative securities (options and futures) for hedging purposes in an effort to manage volatility and risk.

The Fund will invest without restriction as to capitalization, sector, country or currency.  Under normal market conditions, the Fund invests at least 40% of its assets in non-U.S. companies in at least three foreign countries, through both equity securities and ETFs.  The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S.

In allocating the Fund’s assets, the Sub-Adviser uses a proprietary, quantitative driven asset allocation model to determine global “market risk” based on a combination of factors selected by the Sub-Adviser.  Examples of quantitative measures examined by the Sub-Adviser include:

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Market breadth

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Long-term and intermediate-term price measures

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Relative strength among assets classes

Based on its allocation model, the Sub-Adviser seeks to evaluate the risk levels for different markets.  For example, the Sub-Adviser will use the model to make a quantitative determination of the probability that different markets will have increased volatility.  The Sub-Adviser then seeks to participate in markets with appropriate risk scores, and seeks to avoid or divest investments in markets with high risk scores.  The Sub-Adviser may use futures and options to hedge securities positions when it believes market conditions are unfavorable.

It is important to note that effective July 9, 2012, the EAS Trademark Capital Global Fund will be managed by a new investment management group, Trademark Capital Management, Inc.  Emerald Asset Advisors, LLC remains the Fund’s Adviser but has engaged Trademark Capital Management, Inc. to serve as the Fund’s Sub-Adviser.  Thus, the performance information illustrated in the summary portion of this Prospectus (prior to July 2012) reflects that of the Adviser, not the Sub-Adviser.

In addition to the name change of the Fund, the strategy of the EAS Trademark Capital Global Fund has been changed effective July 9, 2012 and its investment process and methodology has been altered.  The Fund is driven by a proprietary, quantitative risk-based model developed and used by the Sub-Adviser since 1995.  The Sub-Adviser applies its model to macro-level allocations and individual security selection.

Investment Process: The Sub-Adviser utilizes a quantitative market-down approach to invest the Fund’s assets in an appropriate global asset allocation mix ..  These analytical components are summarized as follows:

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Quantitative , Market-Down Sector Allocation :  For the Fund, the Sub-Advisor will use primarily the long-term and inter-mediate term models to assess market risk and allocation levels.

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Both of these models are applied regionally and at the country level (i.e. EAFE, BRIC, U.S., Pacific Rim, etc.) to measure general and specific risk levels.

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The long-term model is designed to identify major market moves.  It closely tracks the business/economic cycle in real-time and has historically signaled a change only couple of times a decade (see illustration below).

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The intermediate-term model is designed to identify current market risk levels within the long-term model.

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A combination of the long-term and intermediate-term models determines the Fund’s asset allocation in accordance to its Prospectus ..

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Security Selection : The Fund’s holdings are determined by a quantitative ranking process and by efficient frontier analysis.

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The quantitative ranking process includes style analysis (i.e. tracking error, R2 etc.), risk analysis (i.e. standard deviation, beta etc.) and other proprietary measures.

Example of the Sub-Adviser’s long-term macro model applied to the S&P 500:

Long-Term Macro Model

S&P 500 Index (lower portion of the chart) with signal overlay (upper portion of the chart)

Signal Key:	Green represents periods of positive or “bullish” signals

Red represents periods of negative or “bearish” signals

Both Funds

Exchange Traded Funds (ETFs)

The Fund may invest in securities commonly referred to as "exchange traded funds" or "ETFs," whose shares are listed and traded on U.S. stock exchanges.  Some ETFs attempt to track the returns of the relevant index by investing in accordance with the market capitalization of each security in the index, while others invest equal amounts in each security without regard to market capitalization.

ETFs combine the advantages of stocks with those of index funds.  ETFs are designed to closely follow the index they track. ETF fund managers may replicate the index in its entirety by owning every security or instrument in the index according to its set weighting, or in some cases they may "optimize" (replicate the index as closely as possible without having to own each security).

ETFs can be classified under one of the following structures: open-end index fund, unit investment trust (UIT) and grantor trusts. Unlike closed-end funds, ETFs have the capability to continuously offer shares through a unique creation and redemption process, which means that the number of outstanding shares may be increased or decreased on a daily basis as necessary to reflect demand. ETFs have the capability to avoid trading at large premiums and discounts to their Net Asset Values. Open-end index funds and UITs are registered under the Investment Company Act of 1940. ETFs incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, ETF shareholders (such as the Fund) will pay their proportionate share of these expenses.

ETFs that attempt to track a particular index will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' and underlying funds' abilities to track their applicable indices.  The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by other mutual funds may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. ETFs that the Fund intends to purchase will be either no-load or sales load waived.

Principal Investment Risks:  The following describes the risks each Fund, except where noted, may bear indirectly through investments in Underlying Funds as well as directly through investment in other securities.  The EAS Trademark Capital Global Fund is referred to as “Global Fund” and the EAS Alternatives Fund is referred to as “Alternatives Fund.”

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Commodity Risk:  (Alternatives Fund) The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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Credit Risk:  (Alternatives Fund) The Fund may invest in Underlying Funds which contain fixed income securities. Issuers of fixed-income securities may default on interest and principal payments due to Underlying Funds. Generally, securities with lower debt ratings have speculative characteristics and carry greater risk that the issuer may default on its obligation. Fixed-income securities rated in the fourth classification by Moody's (Baa) and S&P (BBB) have speculative characteristics.  Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

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Derivatives Risk: Investments in futures and options (Global Fund only), are considered "derivative" investments.  Because of their inherent leverage, a small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that the hedging technique will fail if changes in the value of a derivative held by the Fund does not correlate with the Fund’s portfolio securities being hedged.  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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Distressed Securities Risk:  (Alternatives Fund) Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants when dealing with distressed companies.  Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized, and the legal and other monitoring costs that are involved in protecting the value of the Fund's claims.

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Management Risk:  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the Adviser's allocation of the Fund's assets using its Global Equity discipline.  The Adviser's objective judgments, based on investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's investment strategy will produce the desired results.  (Global Fund) The Sub-Adviser’s investment judgment may prove incorrect and the Adviser’s assessment of the Sub-Adviser’s potential investment performance may also prove incorrect.

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Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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Distressed Securities Risk: (Alternatives Fund) Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies.  Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds are primarily long. Some relative value trades are possible, selling short one class of a distressed company's capital structure and purchasing another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized, and the legal and other monitoring costs that are involved in protecting the value of the Underlying Funds' claims.

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Emerging Markets Risk:  (Alternatives Fund) In addition to the risks generally associated with investing in Underlying Funds that invest in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.  Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

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Interest Rate Risk:  (Alternatives Fund) Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

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Lower-Rated Securities:  (Alternatives Fund) The Fund may invest in Underlying Funds which contain securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds that generally have more credit risk than higher-rated securities.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume.  These securities may be worthless and the Underlying Fund could lose its entire investment.

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Portfolio Turnover Risk:  (Alternatives Fund) The frequency of a Fund's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs, and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

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Real Estate Risk:  (Alternatives Fund) REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the "Code") in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

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Smaller and Mid Capitalization Securities Risk:  Investments in smaller and mid capitalization (Global Fund) companies and direct investments in individual smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

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Underlying Funds Risk:  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses. When the Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Short sales are speculative investments and will cause the Fund to lose money if the value of a security sold short by the Fund, or an Underlying Fund in which the Fund invests, does not go down as the Adviser expects.  Additional risks of investing in ETFs, mutual funds and closed-end investment companies, where noted, are described below:

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ETF Tracking Risk:  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

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Expense Risk:  The Fund invests in Underlying Funds.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETF, mutual fund and closed-end investment company shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses.

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Inverse Correlation Risk:  Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund's benchmark increases in value; a result that is the opposite from traditional mutual funds.  Successful use of inverse funds requires that the Adviser correctly predict short term market movements.  If the Fund invests in an inverse fund and markets rise, the Fund could lose money.  Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

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Management Risk:  When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

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Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trades at a premium or discount to net asset value.

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Mutual Fund Risk:  (Alternatives Fund)  The strategy of investing in Underlying Funds that are mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. The Fund intends to purchase mutual funds that are either no-load or waive the sales load for purchases made by the Fund.  The Fund will not purchase mutual funds that charge a sales load upon redemption, but the Fund may purchase mutual funds that have an early redemption fee similar to the Fund's.  In the event that a mutual fund charges a redemption fee, then you will indirectly bear the expense by investing in the Fund.  Mutual funds whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the mutual fund's outstanding shares during any period of less than 30 days. Shares held by the Fund in excess of 1% of a mutual fund's outstanding shares, therefore, may be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.  When the Fund focuses its investments in certain mutual funds, the Fund's portfolio will have a risk profile for such investments that will correspond to that of such mutual funds and Management Risk, described above, increases proportionately.

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Strategies Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Temporary Investments:  In response to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, it may not achieve its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds' advisory fees and operational fees.  The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of each Fund's policies regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information.  The Funds may, from time to time, make available month-end portfolio holdings information on the website www.EASfunds.com.  If month-end portfolio holdings are posted to the website, they are expected to be approximately 45 days old and remain available until new information for the next month is posted.  Shareholders may request portfolio holdings schedules at no charge by calling 1-877-EAS-0757.

MANAGEMENT

Investment Adviser:  Emerald Asset Advisors, LLC ("Adviser" or "Emerald"), located at 2843 Executive Park Drive, Weston, Florida 33331, serves as Investment Adviser to each Fund.  Subject to the authority of the Board of Trustees, Emerald is responsible for the overall management of each Fund's business affairs.  Emerald is responsible for selecting each Fund's investments according to its investment objective, polices, and restrictions, directly or through a sub-adviser.  Emerald was established in 1998 and serves primarily individual investors, financial advisers and registered investment companies.  As of the May 31, 2012, Emerald manages approximately $172 million.

Pursuant to the Investment Advisory Agreement, the Funds pay Emerald, on a monthly basis, an annual advisory fee of 1.00% of the EAS Alternatives Fund's average daily net assets, and 1.00% of the EAS Trademark Capital Global Fund's average daily net assets.  For the fiscal period ended April 30, 2012, the EAS Alternatives Fund paid an investment advisory fee to the Adviser at an annual rate of 1.00% of the average daily net assets of the Fund.  For the fiscal period ended April 30, 2012, the EAS Trademark Capital Global Fund paid an investment advisory fee to the Adviser at an annual rate of 0.75% of the average daily net assets of the Fund, equal to $233,542.  Emerald waived $5,792 of this fee pursuant to an expense limitation agreement with the EAS Trademark Capital Global Fund.  A discussion regarding the basis for the Board's renewal of the Investment Advisory Agreements for the EAS Alternatives Fund and the EAS Trademark Capital Global Fund is available in the Funds’ annual report to shareholders dated April 30, 2012.  A discussion regarding the basis for the Board's approval of the sub-advisory agreement between the Adviser and Sub-Adviser with respect to EAS Trademark Capital Global Fund is available in the Funds’ annual report to shareholders dated April 30, 2012.

The Trust has applied for an exemptive order (the "Order") from the SEC that permits the Adviser, with Board of Trustees approval, to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval.  The Order also would permit the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.  There is no guarantee that the SEC will grant the Order.

Emerald has contractually agreed to reduce its fees and to reimburse expenses, at least until August 31, 2013, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation) will not exceed 1.95% for Class A Shares, 2.70% for Class C Shares and 1.70% for Class I Shares of each Fund's average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Funds' expenses and boost its performance.

Investment Adviser Portfolio Managers:  G. Todd Silva, Keith D. Stoloff, Allan M. Budelman and Matthew J. MacEachern are primarily responsible for the day-to-day management of the EAS Alternatives Fund.

G. Todd Silva

Sr. Portfolio Manager

Mr. Silva began working with Emerald in 2010 and has 20 years of investment management experience in areas including portfolio management, financial analysis, valuation, research/diligence and corporate actions, such as mergers, acquisitions, divestitures, spin-offs and balance sheet recapitalizations.  Mr. Silva co-founded Candlewood Capital Management in 2000 and co-managed the Candlewood Funds, long-short equity funds with peak assets of $1 billion.  He was also previously a Portfolio Manager for several large institutional fund management companies, including John A. Levin & Co., Jennison Associates and Scudder Investments, and served as an analyst covering a diverse array of industries.  More recently, Mr. Silva worked for a multi-strategy hedge fund-of-funds management firm, and has consulted for private companies and for the Office of the State Attorney (Florida) Economic Crime Unit.  Mr. Silva received his BS in Economics and Finance from Lehigh University and his MBA from Columbia Business School, where he later served as a guest lecturer and adjunct professor of finance.

Keith D. Stoloff

Sr. Portfolio Manager

Mr. Stoloff joined the Adviser in 2007 and has over 20 years of experience working in the investment industry.  Mr. Stoloff also operates his own investment advisory business (Stoloff Investment Advisory Services) for wealthy families and high net worth individuals.  In this capacity, he designs customized investment strategies and managed portfolios for selected clients.  Prior to forming his own investment advisory business in March 2006, Mr. Stoloff held numerous portfolio management and investment consulting roles at several institutions including Raymond James Associates, Great Western Financial Securities and Citicorp Investments.  Mr. Stoloff also holds numerous professional designations, including:  Certified Investment Management Analyst (CIMA®), Certified Investment Management Consultant (CIMC®), Accredited Wealth Management Advisor (AWMA®), Accredited Asset Management Specialist (AAMS®), Chartered Mutual Fund Counselor (CMFC®) and Chartered Retirement Plan Counselor (CRPCSM).  Mr. Stoloff is a graduate of the University of South Florida, where he earned a degree in Finance in 1987.

Allan M. Budelman

Portfolio Manager

Mr. Budelman joined the Adviser shortly after its formation in 1998 and has over 17 years experience in the investment industry, serving the investment needs of both high net worth individuals and large institutions.  Mr. Budelman's prior experience includes positions held at JP Morgan, Banker's Trust and Chase Manhattan Bank.  Mr. Budelman is a graduate of the University of Maryland at College Park, where he earned a degree in Business Administration in 1992. He also earned an MBA in International Business from the University of Miami in 2000.

Matthew J. MacEachern

Portfolio Manager

Mr. MacEachern joined the Adviser in 2004 and has over 18 years of experience working in the investment industry.  Prior to joining the Adviser, Mr. MacEachern worked as a Senior Financial Planning Consultant with Fidelity's Private Client Group for six years.  During this time he was also a Financial Advisor with "Strategic Advisors," a wholly owned subsidiary of Fidelity Investments which managed over $27 billion for discretionary accounts.  Mr. MacEachern attended Suffolk University in Boston, MA, where he studied international finance.

Sub-Adviser:  Trademark Capital Management, Inc. (“Trademark” or “Sub-Adviser”), located at 5328 Trouble Creek Road, New Port Richey, Florida  34652, serves as Sub-Adviser to the EAS Trademark Capital Global Fund.  Subject to the authority of the Board of Trustees and the Adviser, the Sub-Adviser is responsible for the management of the EAS Trademark Capital Global Fund’s investment portfolio according to the Fund’s investment objective, polices, and restrictions.  Under the terms of a sub-advisory agreement, Emerald (not the EAS Trademark Capital Global Fund) will pay Trademark a fee equal to 100% of the net advisory fee earned by Emerald on the first $15 million of the Fund’s net assets (1.00% of the Fund’s average daily net assets less amounts waived or reimbursed pursuant to an expense limitation agreement), and 60% of the net advisory fee earned by Emerald for assets above $15 million.  Net advisory fees are defined as advisory fees less amounts waived and reimbursed.  The Sub-Adviser was established in 1995 and serves primarily individual investors, pension plans and pooled investment vehicles.  As of the May 31, 2012, it managed approximately $101 million.

Sub-Adviser Portfolio Managers:  Joseph Ezernack, Donald Beasley and Steve Athanassie are primarily responsible for the day-to-day management of the EAS Trademark Capital Global Fund.

Joseph Ezernack, MBA

Chief Investment Officer and Managing Principal

Mr. Ezernack has served as Chief Investment Officer and Managing Principal of the Sub-Adviser since 2011 when his former firm, Athens Capital Management, LLC was acquired by the Sub-Adviser.  Mr. Ezernack held a similar investment position at Athens Capital Management, LLC since 2006.  Prior to forming Athens Capital, Mr. Ezernack was the Senior Portfolio Manager at Personal Mutual Fund Management (PMFM) from 1998 – 2006 (presently known as Stadion Money Management), a Georgia-based registered investment adviser firm that provides asset management services to a wide range of clients. With a focus on Trademark’s investment philosophy, ‘winning by not losing’, Mr. Ezernack manages the firm’s quantitative and objective investment models.  In addition, he is responsible for the implementation of investment strategies using a proprietary system that incorporates both quantitative and traditional analysis to identify diversification opportunities.  Mr. Ezernack received a Bachelor of Science degree from Northwestern Louisiana State University and a Masters in Business Administration from the Terry College of Business at the University of Georgia.  Mr. Ezernack has served as an officer and on the board of directors for the National Association of Active Investment Managers.

Donald Beasley

Managing Director and Principal

Mr. Beasley has served as Managing Director and Principal of the Sub-Adviser since 2011 when his former firm, Athens Capital Management, LLC was acquired by the Sub-Adviser.  Mr. Beasley held a similar position at Athens Capital Management, LLC since 2006.  Prior to forming Athens Capital with Mr. Ezernack, Mr. Beasley was a Senior Executive at Stadion Money Management.  Mr. Beasley began his professional money management career in 1988 and has been a nationally featured speaker on topics including technical market analysis and quantitative criteria for mutual fund selection and management.  Mr. Beasley co-founded Personal Mutual Fund Management (PMFM), Inc. in 1991 (presently known as Stadion Money Management) a Georgia-based registered investment adviser firm that provides asset management services to a wide range of clients. While there, he was instrumental in creating a technology-driven, actively managed investment model that proved to be the keystone of the firm’s long-term investment management success.  Mr. Beasley brings that expertise and knowledge to Trademark and the Global Fund.  Mr. Beasley is also a co-founder of 401kToolbox.com (presently Stadion Retirement), a national provider of 401(k) portfolio management services.

Don received two Bachelor of Science degrees in Math and Physical Education and a Masters in Administration from Northwestern Louisiana State University.

Steve Athanassie, CFP®, AIFA®

Chief Market Analyst and Managing Principal

Mr. Athanassie has served as Managing Principal since founding the Sub-Adviser in 1995.  Mr. Athanassie has provided investment management services to individuals, families and institutional clients since 1985.  Mr. Athanassie serves as Chief Market Analyst and is responsible for communicating the firm’s investment policies, strategies and developments.  Mr. Athanassie prepares and delivers oral and written reports that are used to keep Trademark’s clients abreast of meaningful events in the international and domestic markets as well as Trademark’s specific investment offerings.  Widely respected for his financial acumen, he has been a frequent guest on TV, and is often quoted in some of the industry’s most influential print publications.  Mr. Athanassie received his Bachelor’s degree in Finance with a minor in Psychology from the University of South Florida in 1984.  He is a current member of the Financial Planning Association, the Florida West Coast Employee Benefits Council and the American Society of Pension Professionals and Actuaries and holds the Certified Financial Planner (CFP®), Accredited Investment Fiduciary Analyst (AIFA®)  professional designations.

The Funds' Statement of Additional Information provides information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds.

Legal Proceedings

On May 30, 2012, the Trust and certain of its current and former trustees and chief compliance officer (collectively, the "Recipients") received a Wells notice from the staff of the U.S. Securities and Exchange Commission (the "SEC").  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Recipients relates primarily to the process by which certain investment advisory agreements between the Trust (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Recipients disagree with the SEC’s potential allegations and believes its actions complied with existing rules.  The Recipients are cooperating with the SEC staff to seek a resolution to this matter.

HOW SHARES ARE PRICED

Shares of each Fund are sold at net asset value ("NAV").  The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV is determined by dividing the value of the Funds' securities, cash and other assets, minus all expenses and liabilities, by the total number of shares outstanding.  The NAV takes into account the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all requests for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds' securities are valued each day at the last quoted sales price on each security's primary exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds' securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds.  Because the Funds may invest in Underlying Funds which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Underlying Funds do not price their shares, the value of some of the Funds' portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Funds, the Adviser values foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Funds' portfolio, particularly foreign securities, occurs after the close of trading on a foreign market but before the Funds prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Funds calculate its NAV, the Adviser may need to price the security using the Funds' fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Funds' portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds' NAV by short term traders. The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds' assets that are invested in one or more open-end management investment companies that are registered under 1940 Act, the Funds' NAV is calculated based upon the NAV of the registered open-end management investment companies in which each Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  Each Fund offers three classes of shares: Class A, Class C and Class I, so that you can choose the class that best meets your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Funds represents interest in the same portfolio of investments within the Funds.  Each Fund reserves the right to waive sales charges. Not all share classes may be available for purchase in all states.

Class A Shares: Class A shares are offered at the public offering price, which is NAV per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. If you invest in more than one class of a Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. The following sales charges apply to your purchases of Class A shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.50%	5.82%	5.00%
$50,000 but less $100,000	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	None	None	See Below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

The Fund's Adviser may pay authorized broker-dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million.  The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Funds' Class A shares will not pay any initial sales charge on the purchase.  However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may be able to buy Class A Shares without a sales charge (i.e. "load-waived") when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A Shares of another fund for an investment in a Fund;

•

a current or former director or trustee of the Trust;

•

an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Funds' Adviser or its affiliates or of a broker-dealer authorized to sell shares of such funds; or

•

purchasing shares through the Funds' Adviser; or

•

purchasing shares through a financial services firm (such as a broker-dealer, Investment Adviser or financial institution) that has a special arrangement with a Fund.

Right of Accumulation:  For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any EAS Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Funds' distributor, Northern Lights Distributors, LLC at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent:  The letter of intent allows you to count all investments within a 13-month period in Class A shares of any Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude a Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because each Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares:

Class C shares of each Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of a Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment in the Class C shares is $2,500 and the minimum subsequent investment is $500.

Class I Shares:  Class I Shares are sold without any initial sales charge or contingent sales charge to the following:

1)

Accounts for which the Adviser or any of its affiliates act as fiduciary, agent, investment Adviser or custodian and clients of the Adviser's affiliates.

2)

Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) with a minimum initial investment of $500,000 that have received authorization from the Distributor.

3)

Advisory clients of a registered investment Adviser with a fee-based asset management account.

4)

Any accounts established on behalf of registered investment Advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Adviser.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds' expenses over time in the "Fees and Expenses" section of this Prospectus. You also may wish to consult with your financial Adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Funds by sending a completed application form to the following address:

Regular/Express/Overnight Mail
EAS Funds c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The USA Patriot Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation, to ensure that the information supplied is correct.

Purchase through Brokers:  You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds' distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Funds, please call the Funds at 1-877-EAS-0757 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds' designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds

Automatic Investment Plan:  You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account.  Please contact the Funds at 1-877-EAS-0757 for more information about the Funds' Automatic Investment Plan.

Minimum and Additional Investment Amounts:  The minimum initial investment in the Class A and Class C is $2,500 for regular accounts and the minimum subsequent investment is $500. The minimum initial investment for all Class I account types is $500,000. Subsequent investment in Class I shares may be made in any amount.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.  You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading.

The Funds, however, reserve the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the appropriate Fund. The Funds will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC “GFS”, the Funds' transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after the Funds receives your application or request in good order.  All requests received in good order by the Funds before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

  the name of the Fund

  the dollar amount of shares to be purchased

  a completed purchase application or investment stub

  check payable to the appropriate Fund

Retirement Plans:  You may purchase shares of the Funds for your individual retirement plans.  Please call the Funds at 1-877-EAS-0757 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  All shares are redeemed at the NAV per share (less any applicable sales charge) next determined after the Fund received your request. You will be entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
EAS Funds c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redeeming by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct them to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-EAS-0757.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds and/or GFS will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming through Broker:  If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer, but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-877-EAS-0757.

Redemptions in Kind:  The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is greater than $250,000 or 1% of the Funds' assets. The securities will be chosen by the Funds and valued at the respective Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption will not be processed until the check for your purchase has cleared (usually within 10 days of the purchase date).

Good Order:  Your written redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

o

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

o

The request must identify your account number;

o

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

o

If you request that the redemption proceeds to be sent to an address other than that of record, be paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee:  The Funds will deduct a 2.00% redemption fee on your redemption amount if you sell your shares within 30 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 2.00% fee.  Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•

redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•

involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

•

other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Funds' or the Adviser's Chief Compliance Officer.

When You Need Medallion Signature Guarantees:  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

o

you wish to change the bank or brokerage account that you have designated on your account;

o

you request a redemption to be made payable to a person not on record with the Funds;

o

you request that a redemption be mailed to an address other than that on record with the Funds;

o

the proceeds of a requested redemption exceed $100,000;

o

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

o

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $2,500, the Funds may notify you that, unless the account is brought up to at least $2,500 within 30 days of the notice, your account could be closed.  After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,500 due to a decline in NAV.

Redemptions Through www.EASfunds.com: You may redeem your shares through the Funds' website www.EASfunds.com. Shares from an account in any of the Funds’ tax sheltered retirement plans cannot be redeemed through the Funds' website. For complete information regarding Internet transactions, please see the following section entitled "Transactions Through www.EASfunds.com."

Transactions Through www.EASfunds.com: You may purchase Fund shares and redeem Fund shares through the Funds' website www.EASfunds.com. To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user's agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds' website. The Funds impose a limit of $100,000 on purchase and redemption transactions through the website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While each Fund and its service providers have established certain security procedures, the Funds, its distributor and its Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Exchanging Fund Shares:  Shares of the EAS Trademark Capital Global Fund may be exchanged without payment of any exchange fee or charges for shares of the EAS Alternative Fund of the same Class at their respective net asset values.  You may exchanges shares by submitting a written request for redemption to:

Regular/Express/Overnight Mail

EAS Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You also may exchange shares by calling 1-877-EAS-0757.  The Funds' transfer agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. For your protection, we may delay or not implement a transaction if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Funds' distributor and the Funds' transfer agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

Limitations on Exchanges:  The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and its shareholders. Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as "market timers."  Market timers are investors who repeatedly make exchanges within a short period of time.  The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve month period, or in the Funds' opinion, engages in excessive trading that would be disadvantageous to the Funds or its shareholders. In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each Fund intends to distribute substantially all of its net investment income and net capital gain annually in December.  Both distributions will be reinvested in shares of the respective Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of a Fund's shares. You should consult your tax adviser to determine the tax consequences of owning Fund shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds may harm all Fund shareholders by disrupting the Funds' investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other potentially disruptive trading activities. Accordingly, the Funds' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds' "Market Timing Trading Policy;"

•

Reject or limit specific purchase requests;

•

Reject purchase requests from certain investors; and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds' shareholders.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds' Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds' Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries and it may be difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Funds' Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' Market Timing Trading Policy.  However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Funds enter into an agreement with the Funds to provide shareholder transaction information, to the extent known to the financial intermediary, to the Funds upon request.  If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, NE 68137, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  The Funds have adopted Distribution Plans ("12b-1 Plans") for each share class, pursuant to which the Funds pay the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Funds' average daily net assets on all of its share classes, and a distribution fee of 0.75% per annum of the Funds' average daily net assets on their Class C shares.  Up to 0.25% of average daily net assets may be paid directly to the Adviser for account maintenance support services. The fee is treated by the Funds as an expense in the year it is accrued. A portion of the fee payable pursuant to the Class C Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Funds' distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of each Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Funds' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The distributor, its affiliates, and the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Funds shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-EAS-0757 on days the Funds are open for business or contact your financial institution.  The Funds will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the EAS Alternatives Fund's (formerly known as the EAS Genesis Fund) and the EAS Trademark Capital Global Fund's (formerly known as the EAS Global Cycle Fund) financial performance for the period of each Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  Portions of this information for the Funds have been derived from the financial statements audited by Tait, Weller & Baker, LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ April 30, 2012 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	EAS Genesis Fund						EAS Global Cycle Fund
	Class A						Class A
	For the	For the	For the		For the		For the	For the
	Year Ended	Year Ended	Year Ended		Period Ended		Year Ended	Period Ended
	April 30,	April 30,	April 30,		April 30,		April 30,	April 30,
	2012	2011	2010		2009 (1)		2012 (2)	2011 (2)

Net asset value, beginning of year	$ 10.40	$ 9.77	$ 8.73		$ 10.00		$ 11.05	$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	0.19	(0.05)	(0.07)		(0.06)		0.18	(0.10)
Net realized and unrealized gain (loss)
on investments	(0.98)	0.82	1.11		(1.15)		(1.68)	1.18
Total from investment operations	(0.79)	0.77	1.04		(1.21)		(1.48)	1.08

Paid-in-capital from redemption fees (4)	0.00	0.00	0.00		0.00		0.00	0.00

Less distributions from:
Net investment income	-	-	-		(0.03)		-	(0.03)
Excess of net investment income	-	-	-		(0.03)		-	-
Net realized gains	(1.01)	(0.14)	-		-		0.00	-	(4)
Total distributions	(1.01)	(0.14)	-		(0.06)		0.00	(0.03)

Net asset value, end of year or period	$ 8.60	$ 10.40	$ 9.77		$ 8.73		$ 9.55	$ 11.05

Total return (5)	(7.14)%	7.93%	11.91%		(12.13%)	(6)	(13.57)%	10.88%	(6)

Net assets, end of year or period (000s)	$ 6,943	$ 28,242	$ 36,118		$ 13,903		$ 447	$ 5,474

Ratio of gross expenses to average
net assets (7)	1.77%	1.64%	1.63%		2.34%	(8)	1.97%	2.27%	(8)

Ratio of net expenses to average
net assets (7)	1.77%	1.64%	1.72%	(9)	1.95%	(8)	1.97%	1.95%	(8)

Ratio of net investment (loss) to
average net assets (10)	2.03%	(0.51)%	(0.74)%		(0.90)%	(8)	1.78%	(1.39)%	(8)

Portfolio Turnover Rate	384%	147%	144%		387%	(6)	350%	68%	(6)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	The EAS Global Cycle Fund commenced operations on August 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(6) Not Annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(10)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	EAS Genesis Fund								EAS Global Cycle Fund
	Class C								Class C
	For the		For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended		Year Ended		Period Ended
	April 30,		April 30,		April 30,		April 30,		April 30,		April 30,
	2012		2011		2010		2009 (1)		2012 (2)		2011 (2)

Net asset value, beginning of year	$ 10.24		$ 9.69		$ 8.72		$ 10.00		$ 11.08		$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	0.15		(0.12)		(0.14)		(0.09)		0.43		(0.18)
Net realized and unrealized gain (loss)
on investments	(1.00)		0.81		1.11		(1.14)		(1.92)		1.26
Total from investment operations	(0.85)		0.69		0.97		(1.23)		(1.49)		1.08

Paid-in-capital from redemption fees	0.00	(4)	0.00	(4)	-		-		0.00	(4)	0.00	(4)

Less distributions from:
Net investment income	-		-		-		(0.02)		-		-
Excess of net investment income	-		-		-		(0.03)		-		-
Net realized gains	(1.01)		(0.14)		-		-		0.00	(4)	-
Total distributions	(1.01)		(0.14)		-		(0.05)		0.00		-

Net asset value, end of year or period	$ 8.38		$ 10.24		$ 9.69		$ 8.72		$ 9.59		$ 11.08

Total return (5)	(7.86)%		7.17%		11.12%		(12.33%)	(6)	(13.45)%		10.80%	(6)

Net assets, end of year or period (000s)	$ 1,278		$ 2,284		$ 1,717		$ 386		$ 514		$ 732

Ratio of gross expenses to average
net assets (7)	2.57%		2.39%		2.38%		3.09%	(8)	3.37%		3.02%	(8)

Ratio of net expenses to average
net assets (7)	2.57%		2.39%		2.44%	(9)	2.70%	(8)	2.78%		2.70%	(8)

Ratio of net investment (loss) to
average net assets (10)	1.69%		(1.23)%		(1.46)%		(1.47)%	(8)	4.36%		(2.44)%	(8)

Portfolio Turnover Rate	384%		147%		144%		387%	(6)	350%		68%	(6)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	The EAS Global Cycle Fund commenced operations on August 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(6) Not Annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(10)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	EAS Genesis Fund						EAS Global Cycle Fund
	Class I						Class I
	For the	For the	For the		For the		For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended		Year Ended		Period Ended
	April 30,	April 30,	April 30,		April 30,		April 30,		April 30,
	2012	2011	2010		2009 (1)		2012 (2)		2011 (2)

Net asset value, beginning of year	$ 10.46	$ 9.80	$ 8.74		$ 10.00		$ 11.05		$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	0.34	(0.03)	(0.05)		0.04		0.27		(0.09)
Net realized and unrealized gain (loss)
on investments	(1.11)	0.83	1.11		(1.24)		(1.75)		1.18
Total from investment operations	(0.77)	0.80	1.06		(1.20)		(1.48)		1.09

Paid-in-capital from redemption fees (4)	0.00	0.00	0.00		0.00		0.00		0.00

Less distributions from:
Net investment income	-	-	-		(0.03)		-		(0.04)
Excess of net investment income	-	-	-		(0.03)		-		-
Net realized gains	(1.01)	(0.14)	-		-		0.00	(4)	0.00	(4)
Total distributions	(1.01)	(0.14)	-		(0.06)		0.00		(0.04)

Net asset value, end of year or period	$ 8.68	$ 10.46	$ 9.80		$ 8.74		$ 9.57		$ 11.05

Total return (5)	(6.90)%	8.21%	12.13%		(12.01%)	(6)	(13.39)%	(6)	10.94%	(6)

Net assets, end of year or period (000s)	$ 13,471	$ 79,045	$ 73,076		$ 43,510		$ 1,849		$ 67,661

Ratio of gross expenses to average
net assets (7)	1.49%	1.39%	1.38%		1.70%	(8)	1.54%		2.02%	(8)

Ratio of net expenses to average
net assets (7)	1.49%	1.39%	1.47%	(9)	1.70%	(8)	1.54%		1.70%	(8)

Ratio of net investment (loss) to
average net assets (10)	3.57%	(0.26)%	(0.50)%		0.70%	(8)	2.57%		(1.24)%	(8)

Portfolio Turnover Rate	384%	147%	144%		387%	(6)	350%		68%	(6)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	The EAS Global Cycle Fund commenced operations on August 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(6) Not Annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(10)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

PRIVACY NOTICE

FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust
What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust does not jointly market.

Adviser	Emerald Asset Advisors, LLC 2843 Executive Park Drive Weston, Florida 33331
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	First National Bank of Omaha 1620 Dodge Street Omaha, NE 68197
Independent Registered Public Accounting Firm	Tait Weller & Baker LLP 1818 Market St., Suite 2400 Philadelphia, PA 19103

Additional information about the Funds, including each Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings, is included in the Funds' Statement of Additional Information dated July 9, 2012 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust's policies and management. Additional information about each Fund's investments will also be available in the Funds' Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Funds, or to make shareholder inquires about the Funds, please call 1-877-EAS-0757 or visit the Funds' website at www.EASfunds.com. You may also write to:

EAS Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Funds' information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street NE, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21720

EAS Funds • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-EAS-0757